UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2005

CYGNUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18962 (Commission File Number)	94-2978092 (IRS Employer Identification No.)

88 Kearny Street, 4th Floor, San Francisco, California (Address of Principal Executive Offices)	94108 (Zip Code)
Registrant’s Telephone Number, including area code: (415) 392-6220
N/A
(Former name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 4, 2005, Cygnus, Inc. (“Cygnus”) announced it plans to file a Certificate of Dissolution with the Secretary of State of Delaware on November 21, 2005 pursuant to the Plan of Complete Liquidation and Dissolution adopted by its Board of Directors on December 16, 2004 and approved by its stockholders on March 23, 2005. Assuming a filing on November 21, 2005, Cygnus’ stock transfer books will be closed, trading of Cygnus’ common stock on the OTC Bulletin Board will cease and its transfer agent will stop processing any stock transfers as of the close of business on November 21, 2005.
     Cygnus also announced that, following the filing of its Certificate of Dissolution, it intends to make one or more liquidating distributions of its remaining assets to its stockholders. It is anticipated that the first liquidating distribution to stockholders will be made prior to December 31, 2005, absent any unforeseen circumstances. Cygnus stated that it currently estimates the aggregate amount to be distributed may be up to approximately $0.14 to $0.17 per share, but that it is still in the process of determining its liabilities. All distributions will be made in cash to stockholders of record as of the date the transfer books are closed which is currently expected to be November 21, 2005.
     In connection with the announcement of Cygnus’ plan to file a Certificate of Dissolution and to make certain liquidating distributions, Cygnus issued a press release on November 4, 2005, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
     Some of the statements in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about Cygnus’ plans, objectives, expectations, intentions and assumptions and other statements contained in this news release that are not statements of historical fact. Forward looking statements include, but are not limited to, statements regarding Cygnus’ plans with respect to its distribution to stockholders. In some cases, you can identify these statements by words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continues,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions. Cygnus cannot guarantee future results, levels of activity, performance or achievements. Cygnus’ actual results and the timing of certain events may differ significantly from the results and timing discussed in this news release. These risks and uncertainties include, but are not limited to, the risk that Cygnus incurs additional liabilities that Cygnus does not now anticipate, that Cygnus’ expenses may be higher than expected, that the settlement of Cygnus’ liabilities could be higher than expected, that the amount of the distribution to stockholders might be smaller than anticipated and that the distribution might be delayed. All forward-looking statements included in this Current Report on Form 8-K are based on information available to Cygnus on the date hereof, and Cygnus assumes no obligation to update any such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Cygnus on November 4, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.
Date: November 4, 2005	By:	/s/ Barbara G. McClung
Barbara G. McClung
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by Cygnus on November 4, 2005.